                                                                    Exhibit 10.6

                              MANAGEMENT AGREEMENT

      THIS MANAGEMENT AGREEMENT (this "Agreement") is made as of June 13, 2003, between VI Acquisition Corp., a Delaware corporation (the "Company"), and Debra Koenig ("Executive").

      The Company and Executive desire to enter into an agreement pursuant to which Executive will commit to purchase, and the Company will commit to sell, an aggregate of 86,250 shares of the Company's Common Stock, par value $.0001 per share (the "Common Stock"). All of such shares of Common Stock are referred to herein as "Executive Shares." Certain definitions are set forth in Section 7 of this Agreement.

      The execution and delivery of this Agreement by the Company and Executive is a condition to the purchase of shares of Common Stock and the commitment to purchase shares of the Company's Series A Preferred Stock, par value $.0001 per share (the "Preferred Stock"), by Wind Point Partners IV, L.P., Wind Point Partners V, L.P., Wind Point IV Executive Advisor Partners, LP, Wind Point Associates IV, LLP, Mid Oaks Investments LLC, A.G. Edwards Private Equity Partners QP II, L.P. and A.G. Edwards Private Equity Partners II, L.P. (collectively, the "Investors" and each an "Investor"), pursuant to a stock purchase agreement between the Company, the Investors and certain executives of the Company dated as of the date hereof (the "Purchase Agreement"). Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, the Investors.

      Pursuant to the Purchase Agreement, Executive has also agreed to purchase 19,080 shares of Common Stock and 1,094.67 shares of Preferred Stock. Any shares of Common Stock or Preferred Stock purchased by Executive pursuant to the Purchase Agreement are referred to herein as "Coinvest Shares," and Coinvest Shares, together with Executive Shares, are referred to herein as "Shares".

      The parties hereto agree as follows:

      1.    Executive Shares.

      (a) Upon execution of this Agreement, Executive will purchase, and the Company will sell, 86,250 shares of Common Stock at a price of $1.00 per share, the fair market value of the Common Stock on the date hereof. The Company will deliver to Executive the certificates representing such Executive Shares, and Executive will deliver to the Company a cashier's or certified check or wire transfer of funds in the aggregate amount of $86,250.

      (b) Within thirty (30) days after each purchase by Executive of Executive Shares pursuant to this Agreement, Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit A attached hereto.

      (c) In connection with the purchase and sale of the Executive Shares pursuant hereto, Executive represents and warrants to the Company that:

            (i) The Executive Shares to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

            (ii) Executive is an executive officer of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Shares;

            (iii) Executive is able to bear the economic risk of her investment in the Executive Shares for an indefinite period of time because the Executive Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

            (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Executive Shares and has had full access to such other information concerning the Company as he has requested;

            (v) This Agreement and each of the other agreements contemplated hereby and by the Purchase Agreement to which Executive is a party constitute legal, valid and binding obligations of Executive, enforceable in accordance with their terms, and the execution, delivery and performance of this Agreement and such other agreements by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject;

            (vi) Executive is not a party to or bound by any other employment agreement, noncompete agreement or confidentiality agreement which conflicts with the obligations set forth in this Agreement or in the Employment Agreement; and

            (vii) Executive is a resident of the State of Illinois.

      (d) As an inducement for the Company to commit to issue the Executive Shares to Executive, and as a condition thereto, Executive acknowledges and agrees that neither any future issuance of capital stock of the Company to Executive nor any provision contained herein or in the Purchase Agreement shall entitle Executive to remain in the employment of the Company, or any Subsidiary of the Company, or affect the right of the Company or any Subsidiary to terminate Executive's employment at any time for any reason, subject to the terms and conditions of the Employment Agreement.

      2.    Vesting of Shares.

      (a) Except as otherwise provided in Section 2(b) below, the Executive Shares purchased hereunder will become vested in accordance with the following schedule, if as of each such date Executive is still employed by the Company or any Subsidiary of the Company:

                                               CUMULATIVE PERCENTAGE OF
              DATE                          EXECUTIVE SHARES TO BE VESTED
              ----                          -----------------------------
1st Anniversary of this Agreement                       20%
2nd Anniversary of this Agreement                       40%
3rd Anniversary of this Agreement                       60%
4th Anniversary of this Agreement                       80%
5th Anniversary of this Agreement                      100%

      (b) Notwithstanding the foregoing or anything herein to the contrary, upon the occurrence of a Sale of the Company, all Executive Shares which have not yet become vested shall become vested at the time of such Sale of the Company (such portion being referred to herein as the "Accelerated Shares"); provided, however, and subject to and unless otherwise provided for under the Stockholders Agreement by and among the Company, the Investors, the Executive and certain other parties, that Executive shall not Transfer any interest in any Accelerated Shares unless and until such time as the Investors shall have received cash dividends or other cash proceeds resulting from any distributions on or dispositions of any Preferred Stock or Common Stock in an aggregate amount equal to the product of (i) two (2), multiplied by (ii) the aggregate purchase price paid by the Investors to the Company for all Preferred Stock, Common Stock and other equity interests of the Company purchased by the Investors (but not in any event including amounts committed but not yet contributed to the capital of the Company). Executive Shares which have become vested hereunder are referred to herein as "Vested Shares," and all other Executive Shares are referred to herein as "Unvested Shares."

      (c) The Executive Securities shall at all times be subject to such restrictions or limitations with respect to the Transfer thereof that may be contained herein or in the Stockholders Agreement or as otherwise provided by law.

      3.    Repurchase Option.

      (a) In the event Executive ceases to be employed by the Company or any Subsidiary for any reason (a "Separation"), the Shares and all other Executive Securities (whether held by Executive or one or more of Executive's transferees, other than the Company and the Investors) will be subject to repurchase, in each case by the Company pursuant to the terms and conditions set forth in this
Section 3 (the "Repurchase Option").

      (b) In the event of a Separation, the Executive Shares purchased hereunder shall be subject to repurchase as follows: (i) the purchase price for each Unvested Share of Common Stock will be the Executive's Original Cost for such share; provided, that if Executive's employment is terminated by the Company or a Subsidiary with Due Cause or by the Executive without Good Reason, then the purchase price for each Unvested Share of Common Stock will be the lesser of (a) Executive's Original Cost for such share and (b) the Fair Market Value for such share, and (ii) the purchase price for each Vested Share of Common Stock will be the Fair Market Value for such share; provided that if Executive's employment is terminated by the

Company or a Subsidiary with Due Cause or by the Executive without Good Reason, then the purchase price for each Vested Share of Common Stock will be the lesser of (a) Executive's Original Cost for such share and (b) the Fair Market Value for such share.

      (c) In the event of a Separation, the Coinvest Shares purchased pursuant to the Purchase Agreement, and any other Executive Securities not otherwise described in Section 3(b) above or this Section 3(c), shall be subject to repurchase as follows: (i) the purchase price for each share of Common Stock will be the Fair Market Value for such share and (ii) the purchase price for each share of Preferred Stock will be Executive's Original Cost for such share.

      (d) In the event of a Separation, the Company may elect to purchase all or any portion of the Executive Securities by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Securities within 60 days after the Separation. The Repurchase Notice will set forth the number of Unvested Shares, Vested Shares and Coinvest Shares to be acquired from each holder, the aggregate consideration to be paid for such securities and the time and place for the closing of the transaction. The number of each type of securities to be repurchased by the Company shall first be satisfied to the extent possible from the Executive Securities held by Executive at the time of delivery of the Repurchase Notice. If the number of any or all types of Executive Securities then held by Executive is less than the total number of such securities which the Company has elected to purchase, the Company shall purchase the remaining securities elected to be purchased from the other holder(s) of Executive Securities under this Agreement, pro rata according to the number of the applicable type of Executive Securities held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of Unvested Shares, Vested Shares and Coinvest Shares to be repurchased hereunder will be allocated among Executive and the other holders of Executive Securities (if any) pro rata according to the number of the applicable type of Executive Securities to be purchased from such Person.

      (e) If, following a Separation due to the death of the Executive, the Company does not exercise its Repurchase Option as to the Coinvest Shares, within the period specified in Section 3(d) above, then the estate of the Executive shall have 90 days from the expiration of the Company's 60 day exercise period to compel the Company to purchase the Coinvest Shares at the lesser of (i) the Original Cost or (ii) the price determined as set forth in
Section 3(c) above. The estate of the Executive shall exercise its right to compel the repurchase of the Coinvest Shares, if at all, by giving written notice to the Company within such 90 day period (the "Put Notice").

      (f) The closing of the purchase of the Executive Securities pursuant to the Repurchase Option or the Put Notice shall take place on the date designated by the Company in the Repurchase Notice, or on the date designated by the estate of the Executive in the Put Notice, which date in either such event shall not be more than 2 months nor less than 5 days after the delivery of such notice. The Company will pay for the Executive Securities to be purchased by it pursuant to the Repurchase Option or Put Notice by first offsetting amounts outstanding under any bona fide debts owed by Executive to the Company, including but not limited to any promissory note payable to the Company by the Executive, and will pay the remainder of the purchase price to the extent reasonably permissible under the Company's and its Subsidiaries' equity financing agreements and agreements evidencing indebtedness for borrowed money and to the extent the Company has the financial wherewithal at the time to make such payments, by a check or wire transfer of funds and, if not, by a subordinate note or notes, each on terms acceptable to banks and other financial institutions loaning money to the Company and its Subsidiaries, payable in up to three substantially equal, semi-annual installments beginning on the six month anniversary of the closing of such purchase and bearing interest (payable quarterly) at a rate per annum equal to the prime rate as published in The Wall Street Journal from time to time, in the aggregate amount of the purchase price for such securities. The Company will be entitled to receive customary representations and warranties from the sellers of Executive Securities (including representations and warranties regarding good title to the Executive Securities, the absence of any liens on such title or other encumbrances with respect to the Transfer of the Executive Securities and the ability of such sellers to consummate the sale).

      (g) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Securities by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and as may be required by other parties in the Company's or any Subsidiaries' equity financing agreements and agreements evidencing indebtedness for borrowed money, if any. If any such restrictions prohibit the repurchase of Executive Securities hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

      (h) Notwithstanding anything to the contrary contained in this Agreement, if Executive delivers the notice of objection described in the definition of Fair Market Value, or if the Fair Market Value of a Share is otherwise determined to be an amount more than 10% greater than the per share repurchase price for such Shares originally determined by the Board, the Company shall have the right to revoke its exercise of the Repurchase Option for all or any portion of the Shares elected to be repurchased by it by delivering notice of such revocation in writing to the holders of the Shares during (i) the thirty-day period beginning on the date the Company receives Executive's written notice of objection and (ii) the thirty-day period beginning on the date the Company is given written notice that the Fair Market Value of a Share was finally determined to be an amount more than 10% greater than the per share repurchase price for such Shares originally determined by the Board.

      4.    Restrictions on Transfer of Executive Securities.

      (a) Transfer of Executive Securities. Executive shall not Transfer any interest in any Executive Securities, except at such time as the restrictions herein terminate as provided in Section 4(b) below. Notwithstanding the foregoing, the restrictions contained in this Section 4 will not apply with respect to (i) Transfers of shares of Executive Securities pursuant to applicable laws of descent and distribution or (ii) Transfer of shares of Executive Securities among Executive's Family Group; provided that in each case such restrictions will continue to be applicable to the Executive Securities irrespective of any such Transfer. Any transferee of Executive Securities pursuant to a Transfer in accordance with the provisions of this Section 4(a) is herein referred to as a "Permitted Transferee."

      (b) Termination of Restrictions. The restrictions on the Transfer of Executive Securities set forth in this Section 4 will continue with respect to each Executive Security until the earlier of (i) a Qualified Public Offering; or
(ii) a Sale of the Company.

      5. Registration. Executive understands that the Shares are not currently being registered under the Securities Act by reason of their contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Rule 701 thereof. Executive further agrees that he will not sell or otherwise dispose of the Shares unless such sale or other disposition has been registered or is exempt from registration under the Securities Act and has been registered or qualified or is exempt from registration or qualification under applicable securities laws of any state. Executive understands that a restrictive legend consistent with the foregoing, and as set forth in Section 6, will be placed on the certificates evidencing the Shares, and related stop transfer instructions will be noted in the stock transfer records of the Company and/or its stock transfer agent for the Shares.

      6.    Additional Restrictions on Transfer of Executive Securities.

      (a) Legend. The certificates representing the Executive Securities will bear a legend in substantially the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF JUNE 13, 2003, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF JUNE 13, 2003. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

      (b) Opinion of Counsel. No holder of Executive Securities may transfer any Executive Securities (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such Transfer.

      7.    Definitions.

      "Affiliate" of the Investors means any direct or indirect general or limited partner or member of an Investor, as applicable, or any employee or owner thereof, or any other person, entity or investment fund controlling, controlled by or under common control with an Investor.

      "Due Cause" has the meaning set forth in the Employment Agreement.

      "Employment Agreement" means that certain Employment Agreement of even date herewith between VICORP Restaurants, Inc. and the Executive.

      "Executive's Family Group" means Executive's spouse and descendants (whether natural or adopted), any trust solely for the benefit of Executive and/or Executive's spouse and/or descendants and any retirement plan for the Executive.

      "Executive Securities" means the Shares and any other securities of the Company held by Executive or any of Executive's transferees permitted hereunder. All Executive Securities will continue to be Executive Securities in the hands of any holder other than Executive (except for the Company, the Investors and the Investors' Affiliates and except for transferees in a Public Sale). Except as otherwise provided herein, each such other holder of Executive Securities will succeed to all rights and obligations attributable to Executive as a holder of Executive Securities hereunder. Executive Securities will also include shares of the Company's capital stock or other securities of the Company issued with respect to Executive Securities by way of a stock split, dividend or other recapitalization or reclassification.

      "Fair Market Value" of each Share as of a relevant date means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which such Common Stock may at the time be listed on that date, or, if there have been no sales or exchange on which the Common Stock is listed on any day, the average of the highest bid and lowest asked prices on all nationally-recognized exchanges at the end of such day, or, if on any day such Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Common Stock is not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Common Stock determined in good faith by the Board of Directors of the Company (the "Board Calculation"). If the Executive disagrees with the Board Calculation, the Executive may, within 30 days after receipt of the Board Calculation, deliver a notice (an "Objection Notice") to the Company setting forth the Executive's calculation of Fair Market Value. The Board and the Executive will negotiate in good faith to agree on such Fair Market Value, but if such agreement is not reached within 30 days after the Company has received the Objection Notice, Fair Market Value shall be determined by an appraiser selected by the Board, which appraiser shall submit to the Board and the Executive a report within 30 days of its engagement setting forth such determination. The determination of such appraiser shall be final and binding upon all parties. If the Repurchase Option is exercised within 45 days after a Separation, then Fair Market Value shall be determined as of the date of such Separation; thereafter, Fair Market Value shall be determined as of the date the Repurchase Option or Put Notice, as applicable, is exercised. A comparable process will be employed to determine the Fair Market Value of Preferred Stock.

      "Good Reason" has the meaning set forth in the Employment Agreement.

      "Original Cost" means, (i) with respect to each share of Common Stock purchased hereunder or under the Purchase Agreement, $1.00 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations) and (ii) with respect to each share of Preferred Stock purchased under the Purchase Agreement, $1,000.00 plus all accrued and unpaid dividends of the Preferred Stock (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

      "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

      "Public Sale" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

      "Qualified Public Offering" means the sale in an underwritten public offering registered under the Securities Act of shares of the Company's Common Stock approved by the Board pursuant to which the Investors have realized in cash a return of two or more times the amount of their investment in the Company.

      "Sale of the Company" means any transaction or series of transactions pursuant to which (A) any Person(s) other than the Investors and their respective Affiliates in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; provided that the term "Sale of the Company" shall not include any sale of equity or debt securities by the Company in a private offering to other investors selected by the Investors; or (B) more than 50% of the assets of the Company (treating investments in Affiliates as assets for these purposes) is spun off, split off or otherwise distributed.

      "Securities Act" means the Securities Act of 1933, as amended from time to time.

      "Stockholders Agreement" means that certain Stockholders Agreement dated as of even date hereof among the Company, the Investors, the Executive and certain other parties.

      "Subsidiary" means any entity of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors, or the equivalent governing body, directly or through one or more subsidiaries.

      "Transfer" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

      8. Notices. Any notice, consent, waiver and other communications required or permitted pursuant to the provisions of this Agreement must be in writing and will be deemed to have been properly given (a) when delivered by hand; (b) when sent by telecopier (with acknowledgement of complete transmission), provided that a copy is mailed by U.S. certified mail, return receipt requested; (c) three (3) days after sent by certified mail, return receipt requested; or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case to the appropriate addresses and telecopier numbers set forth below:

      If to the Company:

      VI Acquisition Corp.
      c/o Wind Point Partners
      Suite 3700
      676 North Michigan Avenue
      Chicago, Illinois 60611
      Attn: Michael Solot
      Tel:  (312) 255-4800
      Fax:  (312) 255-4820

      If to the Executive

      Debra Koenig
      7S710 Donwood Drive
      Naperville, Illinois 60540

      with a copy to:

      Sachnoff & Weaver, Ltd.
      30 South Wacker Drive
      Suite 2900
      Chicago, Illinois 60606
      Fax:  (312) 207-6400
      Tel:  (312) 207-1000
      Attn: Seth M. Hemming, Esq.

Each party will be entitled to specify a different address for the receipt of subsequent notices by giving written notice thereof to the other party in accordance with this Section 8.

      9.    General Provisions.

      (a) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Executive Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Securities as the owner of such securities for any purpose.

      (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      (c) Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Executive hereby releases the Company and its affiliates and its and their predecessors from any obligation or liability the Company or any of its affiliates or its or their predecessors owes or owed to Executive or any of her affiliates and related persons prior to the date hereof.

      (d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

      (e)   Successors and Assigns.

            (i) All Executive Securities will continue to be Executive Securities in the hands of any holder other than Executive, including any of Executive's transferees permitted hereunder or under the Stockholders Agreement (except for the Company, the Investors and the Investors' Affiliates and except for transferees in a Public Sale). Except as otherwise provided herein, each such other holder of Executive Securities will succeed to all rights and obligations attributable to Executive as a holder of Executive Securities hereunder.

            (ii) Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Investors and their respective successors and assigns (including subsequent holders of Executive Securities); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Securities hereunder.

            (iii) Each of the Investors is intended to be a third party beneficiary of this Agreement and may enforce any rights granted to it hereunder.

      (f) Choice of Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois. Furthermore, Executive and Company agree and consent to submit to personal jurisdiction in the State of Illinois in any state or federal court of competent subject matter jurisdiction situated in Cook County, Illinois. Executive and Company agree that the sole and exclusive venue for any suit arising out of, or seeking to enforce, the terms of this Agreement shall be in a state or federal court of competent subject matter jurisdiction situated in Cook County, Illinois.

      (g) Remedies. Each of the parties to this Agreement (including the Investor) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

      (h) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and Executive. No cause of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

      (i) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

      (j) Indemnification and Reimbursement of Payments on Behalf of Executive. The Company and any Subsidiary shall be entitled to deduct or withhold from any amounts owing from the Company or any Subsidiary to the Executive any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("Taxes") imposed with respect to the Executive's compensation or other payments from the Company or any Subsidiary or the Executive's ownership interest in the Company, including, but not limited to, wages, bonuses, dividends, the receipt or exercise of stock options and/or the receipt or vesting of restricted stock. The Executive shall indemnify the Company and any Subsidiary for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

      (k) Termination. This Agreement shall survive the termination of Executive's employment with the Company or any Subsidiary and shall remain in full force and effect after such termination.

      (l) Generally Accepted Accounting Principles; Adjustments of Numbers. Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with United States generally accepted accounting principles, consistently applied. All numbers set forth herein which refer to share prices or amounts will be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares, recapitalizations or other similar transactions affecting the subject class of stock.

      (m) Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury of any claim or cause of action in any legal proceeding arising out of or related to this Agreement or the transactions or events contemplated hereby or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party hereto. The parties hereto each agree that any and all such claims and causes of action shall be tried by a

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

court trial without a jury. Each of the parties hereto further waives any right to seek to consolidate any such legal proceeding in which a jury trial has been waived with any other legal proceeding in which a jury trial cannot or has not been waived.

                                     *****

IN WITNESS WHEREOF, the parties hereto have executed this Management Agreement as of the date first written above.

                                      VI ACQUISITION CORP.

                                      By:  /s/ Michael J. Solot
                                          -----------------------------------
                                      Name: Michael J. Solot
                                      Its: President

                                          /s/ Debra Koenig
                                      ----------------------------------------
                                      DEBRA KOENIG

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

                                    EXHIBIT A

                          ELECTION TO INCLUDE VALUE OF
                       RESTRICTED PROPERTY IN GROSS INCOME
                  IN YEAR OF TRANSFER UNDER CODE SECTION 83(b)

    The undersigned (the "TAXPAYER") hereby elects pursuant to Section 83(b) of the Internal Revenue Code to include the restricted property described below in his gross income for the tax year ending December 31, 2003 and supplies the following information in accordance with the regulations promulgated thereunder:

1.  THE NAME, ADDRESS AND TAXPAYER IDENTIFICATION NUMBER OF THE TAXPAYER ARE:

                                    Debra Koenig
                                    7S710 Donwood Drive
                                    Naperville, Illinois  60540
                                    Social Security # _______________

2.  DESCRIPTION OF PROPERTY WITH RESPECT TO WHICH THE ELECTION IS BEING MADE:

    86,250 shares (the "SHARES") of Common Stock, par value $0.01 per share, of VI Acquisition Corp., a Delaware corporation (the "COMPANY").

3.  THE DATE ON WHICH PROPERTY WAS TRANSFERRED IS JUNE __, 2003.

    The taxable year to which this election relates is calendar year 2003.

4.  THE NATURE OF THE RESTRICTION(S) TO WHICH THE PROPERTY IS SUBJECT IS:

      A. The Shares are not transferable except as permitted by a Management Agreement. Transferees are generally subject to the same restrictions as are imposed on their transferors. Certificates representing the Shares contain legends to give notice of restrictions on transfer.

      B. If the Taxpayer ceases to serve as an employee of the Company for a reason other than cause, prior to certain specified time periods (the last day of each such period, a "VESTING DATE"), a portion of the Shares will be subject to repurchase by the Company at the amount the Taxpayer paid for the Shares (the "PURCHASE PRICE"). On each specified Vesting Date, a portion of the Shares subject to repurchase at the Purchase Price will lapse and such portion will then be repurchasable at its fair market value in the event the Taxpayer ceases to serve as an employee of the Company for a reason other than cause. On the June __, 2008 Vesting Date, all Shares then will be repurchasable at their fair market value in the event the Taxpayer ceases to serve as an employee of the Company for a reason other than cause.

5.  FAIR MARKET VALUE:

      The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $1.00 per Share.

6.  AMOUNT PAID FOR PROPERTY:

      The amount paid by Taxpayer for said property is $1.00 per Share.

7.  FURNISHING STATEMENT TO EMPLOYER:

      A copy of this statement has been furnished to the Company.

Dated: June __, 2003

                                      _____________________________________
                                      Debra Koenig

This election must be filed with the Internal Revenue Service Center with which the Taxpayer files his or her Federal income tax returns and must be filed within thirty (30) days after the date of purchase. This filing should be made by registered or certified mail, return receipt requested. The taxpayer must retain two copies of the completed form for filing with his or her Federal and State tax returns for the current tax year and an additional copy for his or her records.

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